UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2025

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Astrana Health, Inc. (the “Company”) approved the Astrana Health, Inc. Amended and Restated 2024 Equity Incentive Plan (the “2024 Plan”) at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) held on June 11, 2025. The 2024 Plan was previously approved by the Company’s Board of Directors (the “Board”). As amended and restated, the number of shares of the Company’s common stock reserved for issuance under the 2024 Plan has been increased by 2,000,000 shares and the term of the 2024 Plan has been extended until March 25, 2035.

A summary of the 2024 Plan is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2024 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 11, 2025. At the close of business on April 22, 2025, the record date for the Annual Meeting (the “Record Date”), there were 56,072,504 shares of common stock, par value $0.001 per share, of the Company issued and outstanding. At the Annual Meeting, there were present in person or by proxy 42,924,341 shares of the Company’s common stock, representing stockholders entitled to cast approximately 76.6% of the total outstanding eligible votes and constituting a quorum. At the Annual Meeting:

1.	Nine directors were elected to the Board, each to hold office until the 2026 Annual Meeting of Stockholders.

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

3.	The compensation program for the Company’s named executive officers as disclosed in Proxy Statement was approved, on an advisory, non-binding basis.

4.	The 2024 Plan was approved.

The voting results for each such matter were as follows:

Proposal 1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kenneth Sim, M.D.	37,349,403	824,810	4,750,128
Thomas S. Lam, M.D., M.P.H.	37,495,131	679,082	4,750,128
Mitchell W. Kitayama	37,450,798	723,415	4,750,128
David G. Schmidt	37,537,039	637,174	4,750,128
Linda Marsh	37,093,426	1,080,787	4,750,128
John Chiang	37,771,282	402,931	4,750,128
Matthew Mazdyasni	37,751,167	423,046	4,750,128
J. Lorraine Estradas, R.N., B.S.N. M.P.H.	36,151,998	2,022,215	4,750,128
Weili Dai	18,977,644	19,196,569	4,750,128

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
42,631,420	260,880	32,041	—

Proposal 3. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
34,713,926	3,370,998	89,289	4,750,128

Proposal 4. Approval of the 2024 Plan

For	Against	Abstain	Broker Non-Votes
36,772,471	1,245,886	155,856	4,750,128

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Astrana Health, Inc. Amended and Restated 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: June 11, 2025	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President